Exhibit 99.1

 2015 KBW Community Bank Investor Presentation

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2014 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

Key Metrics

▪ Total Assets	$3.8 billion
▪ Market Capitalization	$609.8 million
▪ Cash Dividend Yield	3.44%
▪ P/E Ratio	12.2x
▪ Price to Book Value	1.3x
▪ Price to Tangible Book Value	1.5x
▪ Tangible Common Equity Ratio	10.68%

- Competitive Position
  - #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions
  - 6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions
  - 2nd largest Kentucky domiciled bank holding company

Financial data as of June 30, 2015

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Corporate History

1903	Pikeville National bank formed
1987-2005	Acquired 14 banks and purchased 17 branch locations
1997	Changed name to Community Trust Bancorp, Inc.
2010	Acquired LaFollette First National Corporation
Presently	Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company

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 Our Banking Franchise  Serving customers in 80 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee  5

Our Banking Franchise

Central Region

Loans - $627 million

Deposits - $689 million

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $867 million

Deposits - $1.3 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $347 million

Deposits - $504 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $597 million

Deposits - $660 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

CTIC

Assets Under Management - $1.9 billion (including $0.6 bill CTB)

Revenues - $13.1 million (annualized)

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of June 30, 2015

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 Trust Assets Under Management &Trust Revenue  Assets in billionsRevenue in millions  7  Jun ‘15 annualized  Includes CTB portfolio

 8   Banking Yrs. w/Name Position Experience CTBIJean R. Hale Chairman, President and CEO 46 years 46Mark A. Gooch CTB President and CEO 34 years 34Andy Waters CTIC President and CEO 28 years 11Kevin J. Stumbo EVP/Chief Financial Officer 28 years 20Steven E. Jameson EVP/Risk Manager 30 years 11James J. Gartner EVP/Chief Credit Officer 46 years (17 at OCC) 12James B. Draughn EVP/Operations 22 years 22Larry W. Jones EVP/C KY President 46 years 12Richard W. Newsom EVP/E KY President 32 years 32Ricky Sparkman EVP/SC KY/TN President 30 years 21D. Andrew Jones EVP/NE KY/WV President 28 years 28C. Wayne Hancock EVP/Senior Staff Attorney 6 years 6   Executive Management Team

Operational Philosophy

- Traditional community banking business model
- Executive management and board of director commitment to corporate governance
- Decentralized decision making and centralized operations and risk management
- Strong loan portfolio risk management process
- Specialized product offerings
- Maintain a strong tangible equity position
- Growth through both internal and de novo branching and acquisition
- Consistent long-term performance

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 10  Consistent Financial Performance   YTD 2015 2014 2013 2012 2011 EPS $1.34 $2.50 $2.64 $2.64 $2.31ROAA 1.25% 1.18% 1.24% 1.23% 1.11%ROAE 10.25% 9.94% 11.05% 11.52% 10.91%Net Int. Margin 3.87% 3.92% 4.03% 3.99% 4.13%Efficiency Ratio 57.96% 59.12% 59.33% 57.93% 60.23%Nonperforming Loans 1.20% 1.42% 1.67% 1.41% 1.46%Net Charge-offs 0.25% 0.31% 0.30% 0.37% 0.58%% of Average Assets:Noninterest Income 1.22% 1.23% 1.35% 1.23% 1.24%Noninterest Expense 2.79% 2.88% 3.02% 2.84% 3.03%  All information is for the year ended December 31 except YTD 2015 which is for the six months ended June 30.

 Earnings Review  11

 EPS increased 3.9% from 2nd quarter 2014 to 2nd quarter 20152015 EPS goal - $2.55 to $2.65 per share  Earnings Per Share  12

 (in millions)  Net Income  Net income increased 4.5% from 2nd quarter 2014 to 2nd quarter 20152015 goal for net income - $44.0 to $47.0 million  13

 Revenues  (in millions)  Revenues increased 2.8% from 2nd quarter 2014 to 2nd quarter 20152015 goal for revenues - $178.5 to $184.5 million  14  Jun ‘15 annualized

 Noninterest income increased 9.2% from 2nd quarter 2014 to 2nd quarter 2015Increases in gains on sales of loans, deposit service charges, trust revenue, and loan related fees2015 goal for noninterest revenue – 22.0% to 26.0% of total revenue  Noninterest Incomeas a % of Total Revenue  (in millions)  15  Jun ‘15 annualized

 Net interest revenue increased by 0.8% from prior year 2nd quarterNet interest margin decreased 7 basis pointsAverage earning assets increased $95.7 million, or 2.8%  (in millions)  Net Interest Revenue  16  Jun ‘15 annualized

 Net Interest Margin  Pressure on the margin1-year cumulative gap position at 6/30/15 – (5.19)%  % of assets repricingWithin 30 days 35.64%% of liabilities repricing Within 30 days 15.92%Within 90 days 26.22%Within 180 days 44.82%  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2015 for bank holding companies with consolidated assets of $3 billion to $10 billion.  17

 Net Noninterest Expenseas a % of Average Earning Assets  Noninterest Expense & Efficiency Ratio  (in millions)  (in millions)    Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2015 for bank holding companies with consolidated assets of $3 billion to $10 billion.  18  Jun ‘15 annualized

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2015 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 Balance Sheet Review  20

 Total assets at 6/30/15 increased $46.3 million, or an annualized 2.5%, from 12/31/2014Loans increased $59.0 million or an annualized 4.4%Investment portfolio decreased $59.0 million or an annualized 18.5%Deposit growth $45.4 million or an annualized 2.9%2015 goal for total assets - $3.70 to $3.90 billion  (in billions)  Total Assets  21

 (in billions)  Total Loans  Increases in the commercial, consumer direct, and indirect loan portfolios during the quarterLoan production for the year 2014 totaled $0.7 billion2015 goal for total loans - $2.80 to $2.85 billion  June 30, 2015  Loan PortfolioMix  22

 Concentrations of Creditas a % of Total Loans  June 30, 2015  * As a percentage of funded exposure  23

 Net Charge-offsas a % of Average Loans  NonperformingLoansas a % of Total Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2015 for bank holding companies with consolidated assets of $3 billion to $10 billion.       June 30, 2015  24

 Nonperforming Assetsas a % of Total Assets  Loan Loss Reserveas a % of Net Loans  $36.7 million in other real estate owned  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2015 for bank holding companies with consolidated assets of $3 billion to $10 billion.  25

 Total Other Real Estate Owned  Sales of foreclosed properties for the six months ended 6/30/15 totaled $6.1 millionNew bookings in first six months of 2015 totaled $6.0 millionProperties under contract to sell were $2.3 million  (in millions)  26

 (in billions)  Total Depositsincluding Repurchase Agreements  2015 goal for total deposits including repurchase agreements - $3.10 to $3.16 billion  Total Depositsincluding Repurchase Agreements  June 30, 2015  27

 28  Our Hoops CD product has been offered for over 18 years100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky’s NCAA Basketball Championships$172 million in Hoops CDs as of 6/30/15  12 Month Certificate of Deposit: April 10th through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.

 Shareholder Value  29

 Dividends Per Share  2014 cash dividends increased 2.3%Dividend payout ratio at June 30, 2015 was 44.77%Desired level between 40% and 50%June 30, 2015 cash dividend yield was 3.44%  30  * 2015 is projected DPS

 Shareholders’ Equity  (in millions)  Shareholders’ equity has increased 32.3% during the past five years6.9% compound growth rate for the past five years2015 goal for shareholders’ equity - $467 to $475 million  6.9%  31

 Book ValuePer Share  Tangible Common Equity/Assets  32

 Total Market Capitalization  All data is as of year-end except 2015 which is as of June 30, 2015. Peer data not available as of June 30, 2015.Peer data obtained from SNL Financial; peer group consists of publicly traded regional bank holding companies with an average asset size of $3.7 billion, as defined in our Proxy Statement.  (in millions)  Price to Tangible Book Value 2010 2011 2012 2013 2014 6/30/15 CTBI 1.63x 1.51x 1.53x 2.06x 1.67x 1.54x Peer 1.29x 1.19x 1.39x 1.72x 1.72x N/A    33

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2009 would have outperformed the NASDAQ Bank Stocks Index but not the NASDAQ Stock Market (U.S.) at December 31, 2014.      34

 Comparison to Russell 2000 Indexof Small Cap Companies  Return to Investors  3-, 5-, and 10-year total returns annualized  December 31, 2014    35

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends34 years of consecutive increases in cash dividends5-year compound growth rate of cash dividends 1.6%Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock IndexRecognized by Forbes Magazine as one of “America’s 50 Most Trustworthy Financial Companies” and ranked 1st in the “Small Cap” categoryCTBI shareholders include124 institutional investors (including CTIC – 10.4%) hold 9.0 million shares (51.4%)194 mutual funds hold 4.8 million shares (27.5%)  Data as of December 31, 2014  36

 Key Strategic Initiatives  37

Operational Priorities

- Continuing focus on improving asset quality
- Liquidation of other real estate owned
- Build core earnings capacity
  - Quality loan growth
  - Low cost deposit growth
- Increase noninterest income
  - Wealth management
  - Brokerage
  - Life insurance
- Maintain net interest margin
- Expense control
- Compliance Management
- Operational Efficiency

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CTBI: 2015 Outlook

Net Income	$44 - $47 million
Earnings Per Share	$2.55 - $2.65 per share
ROAA	1.18% - 1.24%
ROAE	9.30% - 10.30%
Assets	$3.70 - $3.90 billion
Loans	$2.80 - $2.85 billion
Deposits	$3.10 - $3.16 billion
Shareholders' Equity	$467 - $475 million

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CTBI’s Franchise Value  History of solid investor returnsHistorically strong capital positionCommunity banking strategyGrowth and good financial performance in slow growth marketsGrowth strategiesStrong experienced management team and over 1,000 dedicated employeesOur shareholders  40